UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 8, 2012

ePunk, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53564	26-1395403
(I.R.S. Employer ID No.)	(State or other jurisdiction of incorporation)	(Commission File Number)

1060 Calle Negocio Suite B

San Clemented, CA 92673
(Address of principal executive offices) (Zip Code)

(949) 903-9144

(Registrant’s telephone number, including areacode)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 8, 2012, the Board of Directors of ePunk, Inc. (the “Company”)  agreed to, and authorized the cancellation of 9,870,000 shares of the Company’s common stock owned by Jesse Gonzalez, CEO, Justin Dornan, President and CFO and a former director. A form of the Cancellation Agreement signed by each of these individuals is attached hereto as an exhibit.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1 Form of Cancellation Agreement, Drechsler.
10.2 Form of Cancellation Agreement, Gonzales.
10.3 Form of Cancellation Agreement, Dornan
99.1 Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2012

ePunk, Inc.

By:	/s/ Richard Jesse Gonzales
Richard Jesse Gonzales
Chief Executive Officer

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